CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

Management

William C. Martindale, Jr. and Robert M. Mitchell have co-managed the Fund since inception October 2002. Joseph F. Monahan and David M. Lawson add research support.

Fourth Quarter Review and Commentary

For the first quarter of 2012, the Conestoga Small Cap Fund advanced 9.90% net-of-expenses, versus the Russell 2000 Growth return of 13.28% and the Russell 2000 of 12.44%.  For the trailing one year ended March 31, 2012, the Fund has returned 5.64% net-of-expenses, outperforming both the Russell 2000 Growth return of 0.68% and Russell 2000 decline of -0.18%.  We believe that the very strong      performance by lower-quality stocks was the primary factor contributing to underperformance in the first quarter.  This was manifest in stock selection, which detracted from return over the quarter.  Sector allocation acted as a very modest drag on relative performance.

Stock selection was weakest in the Materials & Processing sector, where the Fund’s holdings in Balchem Corp. (BCPC) and Simpson Manufacturing Co. (SSD) both underperformed.  BCPC reported disappointing earnings and full-year guidance that was less than expected.  SSD was roughly flat for the quarter, failing to participate in the market’s rally.

Stock selection was also weaker in the Consumer Discretionary and Producer Durables sectors.  Within Consumer Discretionary, the Fund’s holdings generally failed to keep pace with the benchmark holdings, which we attribute to our higher-quality bias.  Within       Producer Durables, AeroVironment Inc. (AVAV) reported lower-than-expected revenues due to delayed customer orders.

Stock selection was strongest in the Technology sector, where several stock announced better-than-expected earnings.  Bottomline  Technologies Inc. (EPAY), Sourcefire Inc. (FIRE) and Tyler Technologies Inc. (TYL) were among those Technology companies reporting strong quarterly results.

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at    mclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Performance as of March 31, 2012

1Q 2012

   1 Year     3Years   5Years   7Years   Since Inception

Conestoga Small Cap Fund                 9.90%     5.64%      25.95%   6.78%   7.95%     11.05%

Russell 2000 Growth

                13.28%     0.68%      28.36%   4.45%   6.86%     10.90%

Russell 2000

                12.44%    -0.18%      26.90%   2.13%   5.77%     10.37%

Sector Weightings as of 03-31-12:

Consumer Discretionary

12.1%

Consumer Staples

                 0.0%

Energy

  6.0%

Financial Services

               7.4%

Health Care

              15.0%

Materials & Processing

  4.8%

Producer Durables             23.0%

Technology

              29.3%

Utilities

  0.0%

Cash

 2.4%

Top Ten Equity Holdings as of 03-31-12:

CoStar Group Inc.	4.38%
Bottomline Technologies Inc.	3.57%
Sun Hydraulics Corp.	3.37%
Raven Industries Inc.	3.33%
Advisory Board Co.	3.14%
CARBO Ceramics	3.03%
HealthStream Inc.	2.89%
Tyler Technologies Inc.	2.87%
Sourcefire Inc.	2.82%
ACI Worldwide Inc.	2.76%

Market Capitalizations as of 03-31-12:

Mid Caps ( >$2 Bil)

16.2%

Small Caps ($500 Mil

 71.0%

-$2 Bil)

Micro Caps (<$500 Mil)       10.4%

Cash

  2.4%

Fund Characteristics 03-31-12:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	24.0x	15.0x	16.6x
P/E (1 Yr Fwd)	24.0x	17.7x	21.3x
Earnings Growth	18.4%	14.3%	17.9%
PEG Ratio	1.30	1.24	1.19
ROE - Last 4 Qtrs Avg	16.0%	7.5%	10.3%
Weighted Avg Mkt.Cap	$1,375 Mil	$1,330 Mil	$1,510 Mil
Long-Term Debt/Capital	5%	24%	19%
Dividend Yield	0.53%	1.37%	0.69%

Number of Holdings	47	1941

      1145

Fund Information:

Ticker	CCASX
CUSIP	207019100
Total Fund Net Assets (as of date)	$248.3 Mil
Inception Date	10/1/2002
Fiscal Year End	9/30

Annual Fund Operating Expenses:

Management Fee	1.20%
Distributions (12b-1) Fees	0.00%
Other Expenses (1)	0.07%
Total Annual Fund Operating Expenses	1.27%
Expense Limitation (2)	-0.17%
Total Net Operation Expenses	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund, Russell 2000 and Russell 2000 Growth characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an      investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

(1)  Although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2)  Conestoga Capital Advisors, LLC (the Adviser) has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least February 1, 2013, subject to termination at anytime at the option of the Fund.